Exhibit 99.1

Huttig Building Products, Inc. Announces Amendment to Existing Rights Plan to Protect Net Operating Loss Carryforwards

ST. LOUIS, May 06, 2019 (GLOBE NEWSWIRE) -- Huttig Building Products, Inc. (“Huttig” or the “Company”) (NASDAQ: HBP), a leading domestic distributor of millwork, building materials and wood products, announced today that its Board of Directors has approved an amendment to the Company’s Rights Agreement (the “Rights Plan”). The Rights Plan is designed to protect the Company’s existing net operating loss carryforwards (“NOLs”) and preserve the Company’s ability to use its NOLs to offset future taxable income. The amendment, among other things, (i) changes the initial Purchase Price (as defined in the Rights Plan) from $13.86 to $13.39; (ii) extends the Rights Plan so that it will continue in effect until May 18, 2022, unless it is terminated or redeemed earlier by the Board, or the Board determines that no applicable tax benefits may be carried forward; and (iii) increases the period pursuant to which the Company’s Board of Directors has to consider an Exemption Request (as defined in the Rights Plan) from ten business days to 20 business days.

About Huttig

Huttig, currently in its 135th year of business, is one of the largest domestic distributors of millwork, building materials and wood products used principally in new residential construction and in-home improvement, remodeling and repair work. Huttig distributes its products through 27 distribution centers serving 41 states.  Huttig's wholesale distribution centers sell principally to building materials dealers, national buying groups, home centers and industrial users, including makers of manufactured homes.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “believe,” “estimate,” “project” or similar expressions may identify forward-looking statements, although not all forward-looking statements contain such words.  Statements made in this press release looking forward in time, including, but not limited to, statements regarding our current views with respect to financial performance, future growth in the housing market, distribution channels, sales, favorable supplier relationships, inventory levels, the ability to meet customer needs, enhanced competitive posture, strategic initiatives, absence of material financial impact from litigation or contingencies, including environmental proceedings, are included pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995.

These statements present management’s expectations, beliefs, plans and objectives regarding our future business and financial performance. We cannot guarantee that any forward-looking statements will be realized or achieved.  These forward-looking statements are based on current projections, estimates, assumptions and judgments, and involve known and unknown risks and uncertainties. We disclaim any obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise.

There are a number of factors, some of which are beyond our control that could cause our actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to, the strength of construction, home improvement and remodeling markets and the recovery of the homebuilding industry to levels consistent with the historical annual average; the cyclical nature of our industry; the successful implementation of our growth initiatives; the effects of increased inventories to support our growth initiatives and the impact if levels become excessive; the uncertainties resulting from changes to United States and foreign laws, regulations and policies; the cost of environmental compliance, including actual expenses we may incur to resolve proceedings we are involved in arising out of the formerly owned facility in Montana; any limitations on our ability to utilize our deferred tax assets to reduce future taxable income and tax liabilities; our ability to comply with, and the restrictive effect of, the financial covenant applicable under our credit facility; the loss of a significant customer; deterioration of our customers’ creditworthiness or our inability to forecast such deteriorations; commodity prices; dumping duties; tariffs; risks associated with our private brands; termination of key supplier relationships; risks of international suppliers; competition with existing or new industry participants; goodwill impairment;  the seasonality of our operations; significant uninsured claims; federal and state transportation regulations; fuel cost increases; our failure to attract and retain key personnel; deterioration in our relationship with our unionized employees, including work stoppages or other disputes; funding requirements for multi-employer pension plans for our unionized employees; product liability claims and other legal proceedings; the integration of any business we acquire and the liabilities of such businesses; information technology system failure, network disruptions, cybersecurity attacks and breaches in data security; and those set forth under Part I, Item 1A – “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

For more information, contact:

investor@huttig.com